UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

Pharmagreen Biotech Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-151350	26-1679929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2987 Blackbear Court, Coquitlam, British Columbia, V3E 3A2

(Address of Principal Executive Offices) (Zip Code)

702-803-9404

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PHBI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Previous Independent Registered Public Accounting Firm

On August 1, 2022, the Board of Directors accepted the resignation of the Company’s independent registered public accounting firm Saturna Group Chartered Professional Accountants LLP (“Saturna Group” or “Former Auditor”).

The reports of Saturna Group on the Company’s financial statements for the Company’s fiscal year ended September 30, 2021 and 2020 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern. The decision to change the independent public accounting firm was approved by the Company’s board of directors (the “Board”) and audit committee.

During the period for which Saturna Group was engaged as the Company’s independent registered public accounting firm, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

Pharmagreen Biotech Inc. and its management team, thanks Saturna Group and all its employees for the years of service provided.

(b) Engagement of New Independent Registered Public Accounting Firm

On August 1, 2022, the Board of Directors appointed Sadler Gibb & Associates LLP (“Sadler Gibb”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.

During the fiscal year ended September 30, 2021 and for the period from October 1, 2021 to July 31, 2022, the Company did not consult with Sadler Gibb regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Pharmagreen Biotech Inc. and its management team look forward to working together and establishing a long term working relationship as we move forward.

(c) As described in Item 4.01(a) of this Report, the following exhibit is filed as part of this Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description
16.1	Letter of Saturna Group Chartered Professional Accountants, LLP to the Securities and Exchange Commission dated August 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Pharmagreen Biotech Inc.

Dated: August 10, 2022	By:	/s/ Peter Wojcik
Peter Wojcik
Chief Executive Officer, Director

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